UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

__________________

Date of Report (Date of earliest event reported)    September 30, 2025

AVNET, INC.

(Exact name of registrant as specified in its Charter)

New York	1-4224	11-1890605
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

2211 South 47th Street, Phoenix, Arizona	85034
(Address of principal executive offices)	(Zip Code)

(480) 643-2000

(Registrant’s telephone number, including area code.)

N/A

(Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered:
Common stock, par value $1.00 per share	AVT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01   Changes in Registrant’s Certifying Accountant.

On September 30, 2025, the Audit Committee of the Board of Directors of Avnet, Inc. (the “Company”), following careful deliberation, approved PricewaterhouseCoopers LLP as the Company’s new independent registered public accounting firm, subject to completion of its standard client acceptance procedures. This decision resulted in the effective dismissal of KPMG LLP as the Company’s independent registered public accounting firm. KPMG LLP was informed of this decision on September 30, 2025.

KPMG LLP’s audit reports on the Company’s consolidated financial statements and financial statement schedule II of the Company and subsidiaries, and on the effectiveness of internal control over financial reporting, for the fiscal years ended June 28, 2025 and June 29, 2024, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended June 28, 2025 and June 29, 2024, and the subsequent interim period through September 30, 2025, there were no: (i) “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) between the Company and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the subject matter of the disagreement in connection with their opinion; or (ii) “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto).

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided KPMG LLP with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that KPMG LLP furnish a letter addressed to the Securities and Exchange Commission stating whether KPMG LLP agrees with the statements made herein and, if not, stating the respects in which it does not agree. A copy of KPMG LLP’s letter dated October 3, 2025, is filed as Exhibit 16.1 hereto.

During the fiscal years ended June 28, 2025 and June 29, 2024, and the subsequent interim period through September 30, 2025, neither the Company nor anyone acting on its behalf consulted with PricewaterhouseCoopers LLP regarding either (i) the application of accounting principles to any specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, in connection with which a written report was provided to the Company or oral advice was provided that PricewaterhouseCoopers LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a “reportable event” (as defined in Item 304(a)(1) (v) of Regulation S-K and the related instructions thereto).

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description

16.1	Letter dated October 3, 2025 from KPMG LLP.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2025	AVNET, INC.

	By:	/s/ Kenneth A. Jacobson
	Name:	Kenneth A. Jacobson
	Title:	Chief Financial Officer